SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 17, 1998




                            OSICOM TECHNOLOGIES, INC.
               (Exact name of Registrant as specified in charter)



                         Commission File number: 0-15810


      New Jersey                                   22-2367234
(State or other jurisdiction
of incorporation or organization        (IRS Employer Identification Number)




                           2800 28th Street, Suite 100
                         Santa Monica, California         90405
               (Address of principal executive offices) (Zip Code)


                                 (310) 581-4030
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS


     The Company's Board of Directors has authorized management to explore the following strategic opportunities:

     1. After NETsilicon, Inc. ("NSI") becomes a public entity, the Company intends to distribute the shares of NSI held by the Company to its shareholders, with such distribution subject to various restrictions placed upon it by the underwriters.

     2. Sale of the Far East operations; the Company is currently in discussions with potential buyers.

     3. Available funds received by the Company as a result of the application of proceeds from the NSI offering, the sale of the Far East operations, and the Company's operations, if any, in excess of its working capital needs will be used to reduce the number of shares outstanding.

     4. The  Transmission  and Network Access  operations of the Company will be
made  autonomous,   with  separate   management  and  Board  of  Directors,   in
anticipation of an Initial Public Offering of these operations.

     5. Distribution to the shareholders of the Company of shares in the Transmission and Network Access operations after the completion of an IPO, subject to various restrictions placed by the underwriters of the Initial Public Offering.

     There can be no assurances that any of these events will occur and the Board of Directors reserves the right to modify this strategy in light of market conditions and other factors.


Management Changes:

     James L.  Chitkowski  was appointed to the newly  created  position of Vice
President of Sales and Marketing focusing on the Company's Transmission products.

     John H. Gorman, Chief Financial Officer of the Company, has resigned effective September 30, 1998 in order to pursue other interests.

     Except for the historic information contained herein, the matters discussed in this Form 8-K are forward-looking statements that involve risks and uncertainties. The forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The occurrence of actual events may differ materially due to a variety of factors, including without limitation the Company's ability to develop, produce, and market products that incorporate new technology on a timely basis, that are priced competitively and achieve significant market acceptance; higher expenses associated with the development and marketing of new products; changes in product mix; risks of dependence on third-party component suppliers; inventory risks due to shifts in market demand; the presence of competitors with broader product lines and greater financial resources; intellectual property rights and litigation; needs for liquidity; and the other risks detailed from time to time in the Company's reports filed with the Securities and Exchange Commission.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       OSICOM TECHNOLOGIES, INC.
                                                        (registrant)

DATE: September 30, 1998                             By: /s/Christopher E. Sue
                                                         ----------------------
                                                          Christopher E. Sue
                                                         Vice-President Finance